Exhibit 10.22

CONSULT WITH A LAWYER BEFORE SIGNING THIS AGREEMENT. BY SIGNING THIS AGREEMENT YOU GIVE UP AND WAIVE IMPORTANT LEGAL RIGHTS.

Severance Agreement

This Severance Agreement (the "Severance Agreement) dated July 16, 1997 between First Priority Group, Inc., a New York corporation with offices at 51 East Bethpage Road, Plainview, New York 11803 (the "Company") and DOUGLAS KONETZNI, an individual residing at 7 Pinnacle Point, Randolph, New Jersey 07869 (the "Employee").

                               W I T N E S S E T H

        WHEREAS, the Company wishes to terminate the employment of the Employee; and

        WHEREAS, the Company wishes to reward the Employee for his/her service to the Company by making a severance payment to the Employee; and

        WHEREAS, the Employee wishes to accept the severance payment;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Effective July 11, 1997, the Employee's employment with the Company shall terminate (the "Termination Date"). The Employee will be paid the Employee's normal salary through the Termination Date. While the Company has no established policy with regard to severance and the Employee acknowledges that the payment of any severance is at the Company's discretion, the Company will provide the Employee with a payment of FIFTEEN THOUSAND DOLLARS ($15,000) (the "Severance Payment")

        2. The Severance Payment will be paid to the Employee, subject to normal payroll withholdings, in two installments, the first being equal to one-half of the Severance Payment, or Seven Thousand and Five Hundred Dollars ($7,500), eight (8) days following the expiration of the Consideration Period after the Employee has executed two copies of this Agreement and delivered the executed agreements to the address appearing below, and the second payment equal to one-half of the Severance Payment, or Seven Thousand and Five Hundred Dollars ($7,500), payable fourteen days after the first installment. This Severance Payment will be paid irrespective of whether the Employee has accepted employment with another company before that date. This offer of the Severance Payment will remain open for twenty-eight (28) days following the Employee's receipt of this Agreement for the Employee's consideration and is contingent on the Employee executing this Agreement.

        3. Effective as of the Termination Date, the Company and the Employee mutually agree to terminate the Employment Agreement dated December 16, 1997, with all rights and obligations of both parties terminating on the date thereof, except for Paragraphs 11, 12, 13, 20, and 21, which shall survive the termination of the Employment Agreement.


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        4. The Employee confirms that the Severance Payment constitutes good and valuable consideration. In consideration of the Severance Payment, the Employee hereby releases the Company, any subsidiaries or affiliated companies, and their respective past and present officers, directors, agents and employees ("Released Parties") from all claims (other than claims for payments provided for under this Agreement), causes of action or liabilities of any kind and nature whatsoever that may have arisen up through the date of this Agreement, including but not limited to all claims, causes of action or liabilities arising from the Employee's employment with the Company; Worker's Compensation or disability claims under state of local law; claims of discrimination under Title VII of the Civil Rights Act of 1991, including the Equal Employment Opportunity Act of
1972; the Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the Americans with Disabilities Act of 1990; the National Labor Relations Act, as amended; the Employee Retirement Income Security Act of 1974, as amended; the Worker Adjustment and Retraining Notification Act of 1988; 42 U.S.C. ss.1981;
and state or local law, rules or regulations, claims relating to wages and hours under the Fair Labor Standards Act, and regulations or equivalent state or local wage and hour laws and regulations, and claims under any express or implied contract, tortious conduct, libel, slander or defamation, wage and hour laws and regulations, and claims under any express or implied contract, tortious conduct, libel, slander or defamation.

        The Company will not contest your application for unemployment insurance benefits.

        5. The Company agrees not to make any disparaging statements concerning the Employee.

        6. This Agreement provides for the waiver by the Employee of his/her rights or claims under the ADEA, and the waiver of these rights or claims are in exchange for consideration that was not due the Employee by law and/or contract.

        7. The Employee will not at any time (i) talk about or otherwise publicize: (a) the terms or existence of this Agreement, or (b) any fact concerning its negotiation, execution or implementation, or (ii) testify or give evidence in any forum concerning the Employee's employment with the Company, unless the Employee is: (i) required by law to do so, or (ii) requested to do so in writing by an authorized official of the Company.

        The Employee agrees that the Employee will keep the terms, amount and facts of this Agreement completely confidential, and that Employee will not hereafter disclose any information concerning this Agreement to anyone including, but not limited to, any past, present, or prospective future employees or applicants for employment with the Company, its subsidiaries or affiliated companies, except to the Employee's spouse, the Employee's attorney or in connection with preparation of tax returns or other financial planning. The Employee agrees to return forthwith to the Company all Company property in the Employee's possession, including but not limited to, any and all account records, checks, credit cards, papers, presentations, plans, documents, files, price lists, product information, drawings, financial statements, notes, whatsoever, including all photocopies thereof, at the time of executing this Agreement. The Employee also agrees not to make any disparaging statements concerning the Released Parties.

        8. Any notice, request, or other communication given hereunder shall be in writing and if given by the Employee to the Company shall be sent by certified or registered mail, postage prepaid, addressed to the Company and if given by the Company to the Employee, shall be sent by certified or registered mail, postage prepaid, addressed to the Employee. In each instance, the proper mailing address shall be to: (i) the Company, at 51 East Bethpage Road, Plainview, New York 11803, Attention: Barry Siegel, with a copy to Lawrence A. Muenz, Esq., Muenz & Meritz, P.C., 3

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Hughes Place, Dix Hills, New York 11746, and (ii) the Employee, at 7 Pinnacle
Point, Randolph, New Jersey 07869.

        9. The Employee was given a copy of this Agreement on July 16, 1997 The Employee has had an opportunity to consult with an attorney before signing this Agreement and was given a period of at least twenty-one (21) days, or until August 6, 1997 to consider the Agreement (the "Consideration Period").

        The Employee has seven (7) days to revoke this Agreement after the Employee signs it. This Agreement will not become effective or enforceable until seven (7) days after the Company has received the Employee's signed copy of this Agreement.

        10. The Employee represents that the Employee has not filed any complaints or charges against the Released Parties with any local, state or federal agency or court, and that Employee will not at any time hereafter file any complaints or charges arising from the Employee's termination, nor, has the Employee or will the Employee contact any local, state or federal agency regarding the activities of the Company in operating its business. Should any such agency or court assume jurisdiction of any such complaint or charge, or commence any investigation or inquiry concerning the business practices of the Company, the Employee will immediately request such agency or court not to exercise such jurisdiction and will in no event participate personally or otherwise in any such proceeding, nor voluntarily respond to any agency inquiries without being compelled to respond under applicable law.

        11. This Agreement sets forth the entire agreement between the Employee and the Company concerning the above subject matter and supersedes any and all other agreements between us, whether written or oral, on the subject matter. The terms of this Agreement may not be changed or modified except by an instrument in writing duly signed by the Employee and by an authorized representative of the Company.

        12. This Agreement shall be governed by and construed under the laws of the State of New York.


        13. If any portion of this Agreement is held invalid or unenforceable by a court of competent jurisdiction or any governmental agency, that portion only shall be deemed deleted as though it had never been included herein, but the remainder of this Agreement shall remain in full force and effect. However, if the release portion of the Agreement is held invalid or unenforceable by a court of competent jurisdiction or any governmental agency, any payments accepted and retained by the Employee under this Agreement shall be returned immediately to the Company.

        14. Both copies of this Agreement should be executed below and returned to: Lawrence A. Muenz, Esquire

                        Muenz & Meritz, P.C.
                        Three Hughes Place
                        Dix Hills, New York 11746

Please write the following in the space provided below, if it is true and correct:

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The Employee has read this Agreement and the Employee understands all of its terms. The Employee hereby enters into and signs this Agreement knowingly and voluntarily, with full knowledge of what it means.

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Agreed and Accepted:

First Priority Group, Inc.                         Douglas Konetzni

By:                                                By:
      -------------------------                           ---------------------

Name:                                              Date:
      -------------------------                           ---------------------

Title:
       -----------------------

Date:
       -----------------------

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